[Pioneer Logo]




Pioneer Bond
Fund

---------------------------
SEMIANNUAL REPORT 12/31/99
---------------------------

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         18

Notes to Financial Statements                24

Trustees, Officers and Service Providers     28

Pioneer Family of Mutual Funds               29

Pioneer Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings so that they too can have a share in these winners. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all of this information. But no one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you to reach the financial goals for which you are aiming. We think a well reasoned investment plan will.

As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Bond Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

Respectfully,

/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/99
--------------------------------------------------------------------------------


Portfolio  Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Tabular Representation of Pie Chart A]

Corporate                              62%
U.S. Government and Agency             34%
Foreign Goverment Sponsored             2%
Collateralized Mortgage Obligations     1%
Convertible Corporate                   1%


Portfolio  Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[Tabular Representation of Pie Chart B]

0-2 Years                               2%
2-5 Years                              13%
5-7 Years                              15%
7-10 Years                             26%
10-20 Years                            36%
20+ Years                               8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. U.S. Treasury Notes, 7.0%, 7/15/06                            6.61%
  2. Government National Mortgage Association, 7.0%, 7/15/29       2.66
  3. Government National Mortgage Association II, 7.5%, 9/20/29    2.60
  4. Ford Capital BV, 9.5%, 6/1/10                                 1.98
  5. Government National Mortgage Association, 7.0%, 8/15/28       1.92
  6. Government National Mortgage Association, 8.0%, 11/15/29      1.77
  7. Federal National Mortgage Association, 6.0%, 5/15/08          1.65
  8. Government National Mortgage Association, 7.0%, 2/15/29       1.52
  9. Government National Mortgage Association, 6.5%, 4/15/28       1.51
 10. American General Finance Corp., 8.125%, 8/15/09               1.50

2  Fund holdings will vary for other periods.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                      CLASS A SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  12/31/99       6/30/99
                            $ 8.60         $ 8.94

 Distributions per Share    Income         Short-Term          Long-Term
 (6/30/99 - 12/31/99)       Dividends      Capital Gains       Capital Gains
                            $ 0.291            -                     -


Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


 Average Annual Total Returns
 (As of December 31, 1999)

             Net Asset     Public Offering
   Period      Value           Price*
 10 Years      6.95%           6.45%
  5 Years      6.51            5.54
  1 Year      -3.20           -7.60

 * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[Tabular Representation of Class A Line Chart]

                                    Lehman Brothers Government/
            Pioneer Bond Fund*         Corporate Bond Index
12/89              9,550                       10,000
                  10,246                       10,827
12/91             11,838                       12,571
                  12,772                       13,523
12/93             14,232                       15,019
                  13,635                       14,491
12/95             16,110                       17,281
                  16,426                       17,780
12/97             17,931                       19,514
                  19,310                       21,363
12/99             18,691                       20,903



The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                      CLASS B SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  12/31/99       6/30/99
                            $ 8.58         $ 8.91

 Distributions per Share    Income         Short-Term          Long-Term
 (6/30/99 - 12/31/99)       Dividends      Capital Gains       Capital Gains
                            $ 0.254            -                     -



Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


 Average Annual Total Returns
 (As of December 31, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund     4.81%      4.68%
 (4/4/94)
 5 Years          5.68       5.52
 1 Year          -3.85      -7.49

 * Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Tabular Representation of Class B Line Chart]

                                    Lehman Brothers Government/
            Pioneer Bond Fund*         Corporate Bond Index
4/94             10,000                       10,000
                  9,927                        9,876
12/94             9,938                        9,961
                 10,976                       11,136
12/95            11,637                       11,878
                 11,321                       11,655
12/96            11,766                       12,223
                 12,028                       12,558
12/97            12,753                       13,415
                 13,136                       13,975
12/98            13,622                       14,686
                 13,211                       14,352
12/99            13,005                       14,371




 + Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate
   Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                      CLASS C SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  12/31/99       6/30/99
                            $ 8.56         $ 8.89

 Distributions per Share    Income         Short-Term          Long-Term
 (6/30/99 - 12/31/99)       Dividends      Capital Gains       Capital Gains
                            $ 0.236            -                     -


Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


 Average Annual Total Returns
 (As of December 31, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund     2.88%      2.88%
 (1/31/96)
 1 Year          -4.07      -4.07

 * Assumes reinvestment of distributions. A 1% contingent deferred sales charge
   (CDSC) applies to redemptions made within one year of purchase.


[Tabular Representation of Class C Line Chart]

                                    Lehman Brothers Government/
            Pioneer Bond Fund*         Corporate Bond Index
1/96             10,000                        10,000
                  9,679                         9,706
                  9,700                         9,750
                  9,831                         9,922
12/96            10,081                        10,225
                  9,971                        10,137
                 10,294                        10,505
                 10,607                        10,873
12/97            10,904                        11,222
                 11,024                        11,393
                 11,233                        11,691
                 11,700                        12,269
12/98            11,653                        12,286
                 11,515                        12,139
                 11,300                        12,007
                 11,277                        12,071
12/99            11,179                        12,022


   The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------


The six months that ended on December 31, 1999 were unquestionably a challenging period for bond markets. In the following discussion, Sherman B. Russ and Kenneth J. Taubes detail the factors and events that shaped your Fund's performance during the fiscal period. Mr. Russ and Mr. Taubes oversee the team responsible for the daily management of Pioneer Bond Fund.


Q: The sharp rise in interest rates made the past six months tough on bonds - how did the Fund perform?

A: As with most bond investments, the Fund's total return reflects the drop in bond prices, a consequence of rising interest rates. However, the Fund's income rose during the period, helping to offset the decline in share price. On December 31, 1999, the 30-day SEC yield for the Fund was 6.57% - rising from 5.63%, where it stood six months ago. The six-month total return for the Fund's Class A shares was -0.56%, -0.86% for Class B shares and -1.07% for Class C shares, at net asset value. In comparison, the average return for the same period of the 176 funds in Lipper, Inc.'s Corporate Debt A-rated category was -0.21%. (Lipper, Inc. is an independent company that tracks mutual fund performance.) The Fund's investments in high-yield bonds detracted from its results during much of the period. The performance for high yield bonds as a group deteriorated significantly in the second half of 1999. However, by the end of the year, high-yield bond prices had begun to recover. Historically, high-yield securities have complemented other types of bond investments and generated above average income and total returns. Although past performance is no guarantee of future results, over the long term, we believe high-yield bonds have the potential to boost the Fund's performance.


Q: Why was the investment environment so difficult?

A: Interest rates rose sharply in the second half of 1999, reflecting investors' concerns that strong economic growth might spark inflation. Rising interest rates worked against the prices of bonds (just as falling rates tend to boost bond prices). The situation represented a dramatic change in investors' expectations from earlier in the year. The rise in rates - most of which occurred in the second half of the year - gave 1999 the

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   distinction of being the second worst year for bonds since 1973. Only in 1994 did bonds experience a greater decline.

   As the fiscal period began, investors had begun to shift their focus to stronger-than-expected economic growth and its potential to stimulate inflation, reversing course from earlier concerns of weak economic growth. The change in outlook prompted investors to push interest rates higher and bond prices lower. Meanwhile, the Federal Reserve Board raised short-term interest rates three times from June 1999 to December 1999, bringing them back to the levels that existed before 1998's international financial crisis.


Q: How did you try to protect the Fund against rising interest rates?

A: We emphasized ways to increase income, which helped offset the price declines. Specifically, we increased holdings in mortgage-backed securities. These securities offered higher yields than other types of high-quality investments. During the final months of 1999 in particular, mortgage-backed securities held their value better than other types of bonds and, as a result, outperformed other fixed-income sectors. At that point, believing that the performance of mortgage-backed securities might begin to wane, we began to lighten-up on them. We invested the proceeds in older U.S. Treasury securities called "off-the-run" Treasurys. These issues tended to provide higher yields than the most recently issued Treasurys with similar maturities.

   In the corporate bond sector, we focused on careful security selection. Mid-way through 1999, the Fund began taking advantage of its new flexibility to invest in high-yield bonds. (By prospectus, the Fund may now invest up to 20% of the portfolio in high-yield, lower-grade securities.) We invested, for example, in bonds issued by industrial companies that stand to benefit from the pick-up in the global economy. We also chose bonds in the acute care hospital sector, which had begun to recover from difficulties triggered by regulatory concerns. Although high-yield bonds in general lagged other types of fixed-income securities during much of the latter half of the year,

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                            (continued)
--------------------------------------------------------------------------------

   the Fund's high-yield holdings made a strong contribution to income - raising the Fund's current yield substantially. While the market for high-yield bonds has been challenging during the second half of 1999, we believe the Fund's ability to invest in this sector enhances the portfolio's potential for solid performance.


Q: What is your outlook in the coming months?

A: In the short run, we are cautious about the direction of interest rates and - by extension - bond prices. Longer term, we are more optimistic. The Federal Reserve Board already has raised interest rates three-quarters of a percentage point since June of last year. We believe the Fed is still pursuing a goal of economic growth at more sustainable rates, so further increases cannot be ruled out. If the Fed institutes additional rate increases, as the market is anticipating, we think the Fed's cumulative actions will begin to moderate economic growth later in 2000 - a positive for bonds. In addition, it appears that current bond prices already reflect the negative effect of higher rates, suggesting that prices have room to improve.

   Further, we think fixed-income securities look very attractive right now, relative to equities. For the past several years, U.S. bonds have not performed as well as stocks based on broad market indices. However, if the economy slows, as we think it will, investors could well be rewarded if they rebalance portfolios whose allocations may have become too heavily tilted toward stocks as stock prices rose. The value of bonds is particularly pronounced given the low level of inflation. "Real" interest rates - or the rate received by the investor after inflation is removed - are historically high, thanks to inflation remaining well contained.

   Admittedly, the past year has been difficult for bond investors. All financial markets experience periods of turbulence - and while those periods challenge even the most seasoned investors in the short term, dramatic market changes often create longer-term opportunity. We think the Fund's recently acquired ability to expand investments beyond investment-grade borders along with careful bond picking will help your Fund optimize the opportunity for attractive income and price performance in the months ahead.

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99 (unaudited)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings                                                         Value
                            INVESTMENT IN SECURITIES - 100.0%
                            CONVERTIBLE CORPORATE BONDS - 0.8%
$ 800,000      B+/B1        Masotech, Inc., 4.5%, 12/15/03                $  587,000
1,007,000      BB-/B2       Pogo Producing Co., 5.5%, 6/15/06                790,515
                                                                          ----------
                            Total Convertible Corporate Bonds
                            (Cost $1,468,178)                             $1,377,515
                                                                          ----------
                             COLLATERALIZED MORTGAGE
                               OBLIGATIONS - 1.1%
  956,605      NA/Aaa       Prudential Securities Secured Financing
                            Co., Series 1999-NRF1 A1, 6.074%,
                            1/15/08                                       $  908,925
1,000,000      NA/Aaa       Prudential Securities Secured Financing
                            Co., Series 1999-NRF1 A1, 6.48%,
                            1/15/09                                          933,750
   85,587      AAA/NA       Resolution Trust Corp., Series 1992-5A6,
                            9.238%, 5/25/26                                   85,614
                                                                          ----------
                            Total Collateralized Mortgage Obligations
                            (Cost $2,063,366)                             $1,928,289
                                                                          ----------
                            CORPORATE BONDS - 62.3%
                             Basic Materials - 4.4%
                               Agricultural - 0.5%
1,000,000      B+/B2        Royster-Clark Inc., 10.25%, 4/1/09 (144A)     $  910,000
                                                                          ----------
                            Chemicals (Diversified) - 0.6%
1,000,000      B+/B2        Huntsman ICI Chemicals, 10.125%,
                            7/1/09 (144A)                                 $1,025,000
                                                                          ----------
                            Chemicals (Specialty) - 0.6%
1,000,000      BB/Ba2       Arco Chemical Co., 9.8%, 2/1/20               $1,000,000
                                                                          ----------
                               Iron & Steel - 1.7%
1,000,000      AA-/A1       Nucor Corp., 6.0%, 1/1/09 (144A)              $  876,170
2,000,000      BBB-/Baa2    USX Corp., 8.125%, 7/15/23                     1,985,580
                                                                          ----------
                                                                          $2,861,750
                                                                          ----------
                              Metals Mining - 0.4%
1,000,000      CC/Ca        AEI Resources, Inc., 11.5%, 12/15/06
                               (144A)                                     $  650,000
                                                                          ----------
                            Paper & Forest Products - 0.6%
1,000,000      A-/A3        Mead Corp., 8.125%, 2/1/23                    $  953,140
                                                                          ----------
                            Total Basic Materials                         $7,399,890
                                                                          ----------

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings                                                         Value
                             Capital Goods - 1.2%
                             Engineering & Construction - 0.5%
$ 895,000      B+/B2         Metromedia Fiber Network Inc., 10.0%,
                             11/15/08                                     $  917,375
                                                                          ----------
                             Waste Management - 0.7%
1,000,000      B+/B2         Allied Waste North America Inc., 10.0%,
                             8/1/09 (144A)                                $  890,000
  300,000      BB-/Ba3       Browning-Ferris Industries, Inc., 6.375%,
                             1/15/08                                         246,000
                                                                          ----------
                                                                          $1,136,000
                                                                          ----------
                             Total Capital Goods                          $2,053,375
                                                                          ----------
                             Communication Services - 1.8%
                             Cellular/Wireless Telecommunications - 1.2%
1,000,000      B/B3          Crown Castle International Corp., 9.5%,
                             8/1/11                                       $1,007,500
1,000,000      B/B2          NEXTLINK Communications, Inc., 10.75%,
                             6/1/09                                        1,037,500
                                                                          ----------
                                                                          $2,045,000
                                                                          ----------
                            Telecommunications - 0.6%
1,000,000      AA-/A1        AT&T Corp., 8.125%, 1/15/22                  $  973,130
                                                                          ----------
                             Total Communication Services                 $3,018,130
                                                                          ----------
                            Consumer Cyclicals - 5.9%
                               Automobiles - 1.4%
2,000,000      A/A2          General Motors Corp., 9.4%, 7/15/21          $2,316,280
                                                                          ----------
                             Hardware & Tools - 0.3%
  500,000      B+/B2         Scotts Co., 8.625%, 1/15/09 (144A)           $  487,500
                                                                          ----------
                               Homebuilding - 0.2%
  370,000      BB+/Ba2       Toll Corp., 8.125%, 2/1/09                   $  343,175
                                                                          ----------
                             Publishing (Newspapers) - 1.0%
1,500,000      BBB-/Baa3     News America Holdings, Inc., 10.125%,
                             10/15/12                                     $1,615,050
                                                                          ----------
                             Retail - 1.2%
1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.62%, 1/1/10         $1,051,930
1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.5%, 9/15/24          1,063,080
                                                                          ----------
                                                                          $2,115,010
                                                                          ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                             Value
                              Services (Commercial & Consumer) - 0.8%
$1,500,000      BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                    $ 1,389,825
                                                                              -----------
                              Textiles (Apparel) - 1.0%
 1,000,000      BBB-/Baa2     Jones Apparel Group, Inc., 7.875%,
                              6/15/06                                         $   966,820
 1,000,000      BBB-/Ba1      Levi Strauss & Co., 7.0%, 11/1/06 (144A)            744,900
                                                                              -----------
                                                                              $ 1,711,720
                                                                              -----------
                              Total Consumer Cyclicals                        $ 9,978,560
                                                                              -----------
                             Consumer Staples - 8.2%
                              Broadcasting (Television/Radio/Cable) - 4.9%
 1,000,000      BBB-/Baa2     British Sky Broadcasting, 8.2%, 7/15/09
                               (144A)                                         $   960,280
 1,000,000      B+/B2         Charter Communications Holdings LLC,
                              8.25%, 4/1/07 (144A)                                925,000
 2,200,000      BBB/Baa3      Continental Cablevision, Inc., 9.5%, 8/1/13       2,433,750
 1,500,000      BBB+/Baa1     Cox Enterprises, 7.375%, 6/15/09 (144A)           1,458,405
 1,040,000      B/B2          Echostar DBS Corp., 9.25%, 2/1/06                 1,047,800
 1,250,000      AA-/Ba1       Tele-Communications, Inc., 10.125%,
                              4/15/22                                           1,536,925
                                                                              -----------
                                                                              $ 8,362,160
                                                                              -----------
                              Distributors (Food & Health) - 1.4%
   500,000      B/B3-         Fisher Scientific International Inc., 9.0%,
                              2/1/08                                          $   478,750
 1,000,000      BBB+/Baa1     SUPERVALU Inc., 8.875%, 11/15/22                    993,120
 1,000,000      B/B2          Wesco Distribution Inc., 9.125%, 6/1/08             940,000
                                                                              -----------
                                                                              $ 2,411,870
                                                                              -----------
                              Entertainment - 1.9%
 1,000,000      B-/B3         Premier Parks, Inc., 9.75%, 6/15/07             $ 1,001,250
 2,000,000      BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23                   2,225,620
                                                                              -----------
                                                                              $ 3,226,870
                                                                              -----------
                              Total Consumer Staples                          $14,000,900
                                                                              -----------
                              Energy - 7.1%
                              Oil (Domestic Integrated) - 1.6%
   500,000      A/A2          Atlantic Richfield Co., 9.875%, 3/1/16          $   602,390
 2,000,000      A-/A3         Phillips Petroleum Co., 9.18%, 9/15/21            2,054,080
                                                                              -----------
                                                                              $ 2,656,470
                                                                              -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                          Value
                              Oil (International Integrated) - 1.7%
$1,580,000      AA/Aa2+       Imperial Oil Ltd., 8.75%, 10/15/19           $ 1,631,840
 1,200,000      A+/A1         Texaco Capital Corp., 8.25%, 10/1/06           1,258,044
                                                                           -----------
                                                                           $ 2,889,884
                                                                           -----------
                              Oil & Gas (Drilling & Equipment) - 1.5%
 1,500,000      A-/A3         Nabors Industries Inc., 6.8%, 4/15/04        $ 1,446,645
 1,000,000      BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06                1,072,500
                                                                           -----------
                                                                           $ 2,519,145
                                                                           -----------
                              Oil & Gas (Production/Exploration) - 1.7%
 2,000,000      BB-/Ba2       Gulf Canada Resources Ltd., 9.625%,
                              7/1/05                                       $ 2,009,920
   975,000      BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04            943,595
                                                                           -----------
                                                                           $ 2,953,515
                                                                           -----------
                              Oil & Gas (Refining & Marketing) - 0.6%
 1,000,000      BBB/Baa2      Ashland Oil Co., 8.8%, 11/15/12              $ 1,051,500
                                                                           -----------
                              Total Energy                                 $12,070,514
                                                                           -----------
                              Financial - 21.9%
                              Banks (Major Regional) - 5.9%
 1,000,000      A/A1          Banc One Corp., 10.0%, 8/5/10                $ 1,145,390
 1,000,000      AA-/Aa3       Barclays North America Capital Corp.,
                              9.75%, 5/15/21                                 1,069,700
 1,550,000      A-/A2         Corestates Capital Corp., 9.375%,
                              4/15/03                                        1,638,288
 1,000,000      A/A2          First National Bank of Boston, 8.0%,
                              9/15/04                                        1,020,960
 1,500,000      A-/A3         Fleet/Norstar Financial Group Inc., 9.9%,
                              6/15/01                                        1,557,284
 2,000,000      A+/A2         Mellon Bank NA, 7.375%, 5/15/07                1,983,080
 1,000,000      A/A3          Mellon Financial Co., 9.75%, 6/15/01           1,036,160
   500,000      A/A1          Republic New York Corp., 9.3%, 6/1/21            544,600
                                                                           -----------
                                                                           $ 9,995,462
                                                                           -----------
                              Banks (Money Center) - 2.7%
 2,630,000      A/A1          The Chase Manhattan Corp., 7.125%,
                              6/15/09                                      $ 2,558,017
 1,000,000      A+/A2         J.P. Morgan & Co., 8.5%, 8/15/03               1,039,780

12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                        Value
                              Banks (Money Center) - (continued)
$1,000,000      AA-/Aa3       National Westminster Bancorp, Inc.,
                              9.375%, 11/15/03                           $ 1,067,910
                                                                         -----------
                                                                         $ 4,665,707
                                                                         -----------
                             Banks (Regional) - 2.2%
 2,000,000      A+/A1         Bank of Montreal, 7.8%, 4/1/07             $ 2,016,720
 1,450,000      BBB-/Ba2      Imperial Bank, 8.5%, 4/1/09                  1,341,352
   400,000      BB+/Ba3       Sovereign Bancorp, 10.5%, 11/15/06             406,848
                                                                         -----------
                                                                         $ 3,764,920
                                                                         -----------
                             Consumer Finance - 2.9%
 1,000,000      BB+/Baa3      Capital One Financial Corp., 7.125%,
                              8/1/08                                     $   903,640
 1,000,000      B/B3          Delta Financial Corp., 9.5%, 8/1/04            640,000
 3,000,000      A+/A1         Ford Capital BV, 9.5%, 6/1/10                3,371,250
                                                                         -----------
                                                                         $ 4,914,890
                                                                         -----------
                              Financial (Diversified) - 5.7%
 2,500,000      A+/A2         American General Finance Corp., 8.125%,
                              8/15/09                                    $ 2,559,975
 1,100,000      A+/A1         Associates Corp., 8.15%, 8/1/09              1,140,942
 1,000,000      BBB+/Baa1     AvalonBay Communities Inc., 6.8%,
                              7/15/06                                        930,090
 1,000,000      BBB-/Baa3     Colonial Realty, 7.0%, 7/14/07                 890,100
 1,500,000      A/A3          Deere (John) Capital Corp., 8.625%,
                              8/1/19                                       1,538,925
 1,500,000      A-/A3         Hertz Corp., 6.25%, 3/15/09                  1,358,865
 1,500,000      BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09       1,382,265
                                                                         -----------
                                                                         $ 9,801,162
                                                                         -----------
                              Insurance (Property/Casualty) - 2.5%
 1,500,000      AAA/Aa1       GEICO Corp., 9.15%, 9/15/21                $ 1,609,065
 1,535,000      AA/Aa2        National Re Corp., 8.85%, 1/15/59            1,616,969
 1,000,000      BBB+/Baa1     W.R. Berkley, 8.7%, 1/1/22                     990,890
                                                                         -----------
                                                                         $ 4,216,924
                                                                         -----------
                              Total Financial                            $37,359,065
                                                                         -----------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                        Value
                              Healthcare - 2.9%
                              Healthcare (Diversified) - 0.7%
$1,175,000      B/B3          King Pharmaceutical Inc., 10.75%,
                              2/15/09                                     $1,245,500
                                                                          ----------
                              Healthcare (Hospital Management) - 0.8%
   375,000      BB+/Ba2       Columbia/HCA Healthcare Corp., 7.25%,
                              5/20/08                                     $  333,998
 1,000,000      BB-/Ba3       Tenet Healthcare Corp., 8.125%, 12/1/08        947,500
                                                                          ----------
                                                                          $1,281,498
                                                                          ----------
                              Healthcare (Medical Products/Supplies) - 1.4%
 1,070,000      BB+/Ba1       Beckman Instruments Inc., 7.05%, 6/1/26     $  981,179
 1,500,000      A-/Baa1       Guidant Corp., 6.15%, 2/15/06                1,375,935
                                                                          ----------
                                                                          $2,357,114
                                                                          ----------
                              Total Healthcare                            $4,884,112
                                                                          ----------
                                Technology - 0.5%
   900,000      BBB+/Baa1     Sun Microsystems, Inc., 7.65%, 8/15/09      $  895,392
                                                                          ----------
                              Total Technology                            $  895,392
                              Transportation - 5.1%
                                Airfreight - 1.2%
 2,000,000      BBB+/A3       Federal Express Corp., 8.4%, 3/23/10        $2,000,320
                                                                          ----------
                                 Airlines - 3.3%
 1,554,629      BBB/A2        American Airlines, Inc., 9.71%, 1/2/07      $1,655,757
 1,000,000      BB/Ba2        Northwest Airlines Inc., 8.52%, 4/7/04         944,660
 2,051,743      A/A1          Southwest Airlines Co., 7.67%, 1/2/14        2,030,918
 1,000,000      BB+/Baa3      United Air Lines, Inc., 9.125%, 1/15/12      1,035,470
                                                                          ----------
                                                                          $5,666,805
                                                                          ----------
                                Railroads - 0.6%
 1,000,000      BBB+/Baa1     Norfolk Southern Corp., 9.0%, 3/1/21        $1,098,400
                                                                          ----------
                              Total Transportation                        $8,765,525
                                                                          ----------
                              Utilities - 3.3%
                              Electric Companies - 1.1%
 1,000,000      BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05        $  977,280
 1,000,000      A/A2          Virginia Electric and Power Co., 8.75%,
                              4/1/21                                         979,140
                                                                          ----------
                                                                          $1,956,420
                                                                          ----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                           Value
                               Natural Gas - 2.2%
$1,000,000      BBB-/Baa2     KN Energy Inc., 6.45%, 11/30/01              $    985,170
 1,000,000      A-/Baa1       Northern Natural Gas, 7.0%, 6/1/11
                              (144A)                                            940,590
 1,000,000      A/A2          Oneok, Inc., 6.0%, 2/1/09                         882,980
 1,000,000      BBB/Baa2      Sonat Inc., 7.625%, 7/15/11                       979,810
                                                                           ------------
                                                                           $  3,788,550
                                                                           ------------
                              Total Utilities                              $  5,744,970
                                                                           ------------
                              Total Corporate Bonds
                              (Cost $111,101,113)                          $106,170,433
                                                                           ------------
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS - 34.2%
    17,508                    Federal Home Loan Mortgage Corp.,
                              10.0%, 11/1/02                               $     18,006
    26,036                    Federal Home Loan Mortgage Corp.,
                              10.5%, 4/1/19                                      28,206
    42,974                    Federal Home Loan Mortgage Corp., REMIC
                              Series 1988-24B, 9.5%, 1/15/05                     44,025
 1,500,000                    Federal National Mortgage Association,
                              9.2%, 9/11/00                                   1,530,135
 3,000,000                    Federal National Mortgage Association,
                              6.0%, 5/15/08                                   2,801,430
 1,000,000                    Federal National Mortgage Association,
                              10.35%, 12/10/15                                1,302,370
   195,947                    Federal National Mortgage Association,
                              11.0%, 6/1/19                                     216,745
    28,413                    Federal National Mortgage Association,
                              10.0%, 7/1/19                                      30,585
   201,489                    Federal National Mortgage Association,
                              REMIC Series 1989-19A, 10.3%, 4/25/19             213,194
     7,751                    Federal National Mortgage Association,
                              REMIC Series 1989-19B, 10.3%, 4/25/19               7,931
    43,172                    Federal National Mortgage Association,
                              REMIC Series 1989-72D, 8.9%, 10/25/19              43,121
    30,298                    Government National Mortgage Association,
                              9.5%, 5/15/20                                      32,408

The accompanying notes are an integral part of these financial statements.  15

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                          Value
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS - (continued)
$  297,274                    Government National Mortgage Association,
                              10.0%, 1/15/06 to 7/15/20                    $   319,825
 4,314,392                    Government National Mortgage Association,
                              7.5%, 5/15/27 to 6/15/27                       4,273,537
 2,731,097                    Government National Mortgage Association,
                              6.5%, 4/15/28                                  2,569,362
13,425,784                    Government National Mortgage Association,
                              7.0%, 3/15/12 to 8/15/29                      13,046,043
 2,984,942                    Government National Mortgage Association,
                              8.0%, 11/15/29                                 3,017,747
    48,146                    Government National Mortgage Association,
                              Midget, 10.0%, 5/15/04                            50,235
    30,258                    Government National Mortgage Association
                              II, 9.5%, 12/20/20                                32,138
 4,479,137                    Government National Mortgage Association
                              II, 7.5%, 9/20/29                              4,420,594
 1,500,000                    Government National Mortgage Association,
                              REMIC Series 1998-21, 6.5%, 10/20/11           1,414,950
 2,000,000                    U.S. Treasury Bonds, 8.75%, 11/5/08            2,140,940
 2,000,000                    U.S. Treasury Bonds, 8.0%, 11/15/21            2,267,900
 1,000,000                    U.S. Treasury Bonds, 6.25%, 8/15/23              942,810
 2,000,000                    U.S. Treasury Notes, 6.5%, 5/31/01             2,008,080
 2,000,000                    U.S. Treasury Notes, 6.5%, 5/31/02             2,010,380
 1,000,000                    U.S. Treasury Notes, 7.25%, 5/15/04            1,030,070
 1,000,000                    U.S. Treasury Notes, 6.0%, 8/15/04               984,470
11,000,000                    U.S. Treasury Notes, 7.0%, 7/15/06            11,257,070
                                                                           -----------
                              Total U.S. Government and
                               Agency Obligations
                              (Cost $59,615,047)                           $58,054,307
                                                                           -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       S&P/Moody's
Amount          Ratings                                                       Value
                              FOREIGN GOVERNMENT SPONSORED - 1.6%
$1,500,000      A+/A2         Hydro-Quebec, 8.0%, 2/1/13               $  1,537,245
 1,000,000      A/A2          Province of Saskatchewan, 9.375%,
                              12/15/20                                    1,178,110
                                                                       ------------
                              Total Foreign Government Sponsored
                              (Cost $2,740,700)                        $  2,715,355
                                                                       ------------
                              TOTAL INVESTMENT IN SECURITIES - 100%
                              (Cost $176,988,404) (a)(b)               $170,245,899
                                                                       ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $9,867,845 or 5.7% of total net assets.


 (a) At December 31, 1999, the net unrealized loss on investments, based on cost for federal income tax purposes of $176,988,404 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                     $   858,835
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                      (7,601,340)
                                                                     -----------
      Net unrealized loss                                             $(6,742,505)
                                                                     -----------

 (b) At June 30, 1999, the Fund had a net capital loss carryforward of $3,630,356 which will expire between 2003 and 2006 if not utilized.


Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

      Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1999 were as follows:

                                      Purchases          Sales
                                     -----------      -----------
      Long-term U.S. Government      $37,541,110      $53,583,800
      Other Long-term Securities      16,654,908        7,401,739



  The accompanying notes are an integral part of these financial statements.  17

Pioneer Bond Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/99 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $176,988,404)            $170,245,899
  Cash                                                                   311,463
  Receivables -
   Fund shares sold                                                      780,299
   Interest                                                            3,375,482
  Other                                                                    5,978
                                                                    ------------
    Total assets                                                    $174,719,121
                                                                    ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                          $    456,755
   Dividends                                                             241,833
  Due to affiliates                                                      169,764
  Accrued expenses                                                        82,797
                                                                    ------------
    Total liabilities                                               $    951,149
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $187,910,327
  Accumulated distributions in excess of net investment income           (20,556)
  Accumulated net realized loss on investments                        (7,379,294)
  Net unrealized loss on investments                                  (6,742,505)
                                                                    ------------
    Total net assets                                                $173,767,972
                                                                    ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $120,786,300/14,036,975 shares)                 $       8.60
                                                                    ============
  Class B (based on $44,498,438/5,188,110 shares)                   $       8.58
                                                                    ============
  Class C (based on $8,483,234/990,732 shares)                      $       8.56
                                                                    ============

MAXIMUM OFFERING PRICE:
  Class A                                                           $       9.01
                                                                    ============



18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 12/31/99

INVESTMENT INCOME:
  Interest                                                                   $  7,035,343
                                                                             ------------
EXPENSES:
  Management fees                                            $456,807
  Transfer agent fees
   Class A                                                    143,256
   Class B                                                     73,358
   Class C                                                     33,615
  Distribution fees
   Class A                                                    156,653
   Class B                                                    236,861
   Class C                                                     50,141
  Administrative fees                                          25,081
  Custodian fees                                               20,368
  Registration fees                                            32,047
  Professional fees                                            59,514
  Printing                                                     16,034
  Fees and expenses of nonaffiliated trustees                  13,984
  Miscellaneous                                                 3,192
                                                             --------
    Total expenses                                                           $  1,320,911
    Less fees paid indirectly                                                     (16,065)
                                                                             ------------
    Net expenses                                                             $  1,304,846
                                                                             ------------
     Net investment income                                                   $  5,730,497
                                                                             ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                          $ (3,748,938)
   Change in net unrealized loss on investments                                (3,116,250)
                                                                             ------------
    Net loss on investments                                                  $ (6,865,188)
                                                                             ------------
    Net decrease in net assets resulting from operations                     $ (1,134,691)
                                                                             ------------



  The accompanying notes are an integral part of these financial statements.  19

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 12/31/99 and Year Ended 6/30/99

                                                       Six Months Ended
                                                           12/31/99        Year Ended
FROM OPERATIONS:                                           (unaudited)       6/30/99
Net investment income                                   $  5,730,497      $ 10,582,259
Net realized gain (loss) on investments                   (3,748,938)          937,466
Change in net unrealized gain or loss on investments      (3,116,250)      (10,260,323)
                                                        ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations                                          $ (1,134,691)     $  1,259,402
                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.29 and $0.56 per share, respectively)      $ (4,128,648)     $ (7,701,473)
 Class B ($0.25 and $0.48 per share, respectively)        (1,364,875)       (2,283,992)
 Class C ($0.24 and $0.48 per share, respectively)          (269,648)         (599,723)
                                                        ------------      ------------
  Total distributions to shareholders                   $ (5,763,171)     $(10,585,188)
                                                        ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 51,290,248      $220,458,929
Reinvestment of distributions                              4,326,362         7,689,631
Cost of shares repurchased                               (64,622,893)     (182,879,191)
                                                        ------------      ------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                             $ (9,006,283)     $ 45,269,369
                                                        ------------      ------------
  Net increase (decrease) in net assets                 $(15,904,145)     $ 35,943,583
NET ASSETS:
Beginning of period                                      189,672,117       153,728,534
                                                        ------------      ------------
End of period (including (distributions in excess of)/
  accumulated undistributed net investment income of
  $(20,556) and $12,118, respectively)                  $173,767,972      $189,672,117
                                                        ============      ============

CLASS A                         12/99 Shares   12/99 Amount      6/99 Shares      6/99 Amount
Shares sold                        3,199,925    $  28,054,121       16,837,950   $157,202,981
Reinvestment of distributions        371,563        3,247,112          638,020      5,941,487
Less shares repurchased           (4,021,141)     (35,306,950)     (15,191,420)  (141,713,341)
                                  ----------    -------------      -----------   ------------
  Net increase (decrease)           (449,653)   $  (4,005,717)       2,284,550   $ 21,431,127
                                  ==========    =============      ===========   ============
CLASS B
Shares sold                        1,109,500    $   9,701,742        4,694,027   $ 43,795,349
Reinvestment of distributions        104,039          906,547          160,668      1,489,392
Less shares repurchased           (1,617,510)     (14,127,238)      (2,573,656)   (23,845,332)
                                  ----------    -------------      -----------   ------------
  Net increase (decrease)           (403,971)   $  (3,518,949)       2,281,039   $ 21,439,409
                                  ==========    =============      ===========   ============
CLASS C
Shares sold                        1,538,967    $  13,534,385        2,092,821   $ 19,460,599
Reinvestment of distributions         19,857          172,703           27,934        258,752
Less shares repurchased           (1,734,198)     (15,188,705)      (1,869,099)   (17,320,518)
                                  ----------    -------------      -----------   ------------
  Net increase (decrease)           (175,374)   $  (1,481,617)         251,656   $  2,398,833
                                  ==========    =============      ===========   ============



20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                          Six Months Ended
                                                               12/31/99      Year Ended
                                                             (unaudited)      6/30/99
CLASS A
Net asset value, beginning of period                         $   8.94         $  9.37
                                                             -------         --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.29         $  0.56
 Net realized and unrealized gain (loss) on investments         (0.34)          (0.43)
                                                             --------        --------
  Net increase (decrease) from investment operations         $  (0.05)       $   0.13
Distributions to shareholders:
 Net investment income                                          (0.29)          (0.56)
                                                             --------        --------
Net increase (decrease) in net asset value                   $  (0.34)       $  (0.43)
                                                             --------        --------
Net asset value, end of period                               $   8.60        $   8.94
                                                             ========        ========
Total return*                                                   (0.56)%          1.35%
Ratio of net expenses to average net assets                      1.17%**+        1.04%+
Ratio of net investment income to average net assets             6.54%**+        6.01%+
Portfolio turnover rate                                            61%**           46%
Net assets, end of period (in thousands)                     $120,786        $129,487
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    1.15%**         1.02%
 Net investment income                                           6.56%**         6.03%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            6/30/98      6/30/97      6/30/96     6/30/95
CLASS A
Net asset value, beginning of period                       $ 9.07        $  9.08     $   9.35     $  9.04
                                                           --------      -------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.59      $  0.63     $   0.64     $  0.68
 Net realized and unrealized gain (loss) on investments        0.30        (0.01)       (0.27)       0.31
                                                           --------      -------     --------     --------
  Net increase (decrease) from investment operations       $   0.89      $  0.62     $   0.37     $  0.99
Distributions to shareholders:
 Net investment income                                        (0.59)       (0.63)       (0.64)       (0.68)
                                                           --------      -------     --------     --------
Net increase (decrease) in net asset value                 $   0.30      $ (0.01)    $  (0.27)    $  0.31
                                                           --------      -------     --------     --------
Net asset value, end of period                             $   9.37      $  9.07     $   9.08     $  9.35
                                                           ========      =======     ========     =======
Total return*                                                 10.04%        7.09%        4.02%       11.48%
Ratio of net expenses to average net assets                    1.18%+       1.14%+       1.19%+       1.14%
Ratio of net investment income to average net assets           6.34%+       6.97%+       6.80%+       7.55%
Portfolio turnover rate                                          44%          48%          39%          37%
Net assets, end of period (in thousands)                   $114,326      $98,310     $101,957     $110,158
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.17%        1.12%        1.18%           -
 Net investment income                                         6.35%        6.99%        6.81%           -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                         Six Months Ended
                                                              12/31/99      Year Ended
                                                             (unaudited)       6/30/99
CLASS B
Net asset value, beginning of period                         $  8.91        $  9.33
                                                             -------         -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.25        $  0.48
 Net realized and unrealized gain (loss) on investments        (0.33)         (0.42)
                                                             -------        -------
  Net increase (decrease) from investment operations         $ (0.08)       $  0.06
Distributions to shareholders:
 Net investment income                                         (0.25)         (0.48)
 In excess of net investment income                                -              -
                                                             -------        -------
Net increase (decrease) in net asset value                   $ (0.33)       $ (0.42)
                                                             -------        -------
Net asset value, end of period                               $  8.58        $  8.91
                                                             =======        =======
Total return*                                                  (0.86)%         0.57%
Ratio of net expenses to average net assets                     2.00%**+       1.86%+
Ratio of net investment income to average net assets            5.70%**+       5.18%+
Portfolio turnover rate                                           61%**          46%
Net assets, end of period (in thousands)                     $44,498        $49,816
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.98%**        1.83%
 Net investment income                                          5.72%**        5.21%


                                                           Year Ended   Year Ended   Year Ended  Year Ended
                                                            6/30/98      6/30/97      6/30/96     6/30/95
CLASS B
Net asset value, beginning of period                        $  9.03      $  9.02      $  9.31      $ 9.02
                                                            -------      -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.51      $  0.56      $  0.57        0.60
 Net realized and unrealized gain (loss) on investments        0.31        (0.01)       (0.28)       0.31
                                                            -------      -------      -------      ------
  Net increase (decrease) from investment operations        $  0.82      $  0.55      $  0.29        0.91
Distributions to shareholders:
 Net investment income                                        (0.52)       (0.54)       (0.57)      (0.62)
 In excess of net investment income                               -            -        (0.01)          -
                                                            -------      -------      -------      ------
Net increase (decrease) in net asset value                  $  0.30      $  0.01      $ (0.29)     $ 0.29
                                                            -------      -------      -------      ------
Net asset value, end of period                              $  9.33      $  9.03      $  9.02      $ 9.31
                                                            =======      =======      =======      ======
Total return*                                                  9.21%        6.24%        3.15%      10.57%
Ratio of net expenses to average net assets                    1.98%+       1.97%+       1.96%+      1.97%
Ratio of net investment income to average net assets           5.52%+       6.12%+       6.01%+      6.60%
Portfolio turnover rate                                          44%          48%          39%         37%
Net assets, end of period (in thousands)                    $30,888      $20,104      $14,843       7,338
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.97%        1.96%        1.94%          -
 Net investment income                                         5.53%        6.13%        6.03%          -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                         Six Months Ended
                                                              12/31/99      Year Ended   Year Ended   Year Ended    1/31/96 to
                                                             (unaudited)      6/30/99      6/30/98      6/30/97       6/30/96
CLASS C
Net asset value, beginning of period                          $ 8.89          $  9.31      $ 9.02       $ 9.02        $ 9.54
                                                              ------          -------      ------       ------        ------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.24          $  0.48      $ 0.52       $ 0.54        $ 0.23
 Net realized and unrealized gain (loss) on investments        (0.33)           (0.42)       0.29            -         (0.52)
                                                              ------          -------      ------       -------       ------
  Net increase (decrease) from investment operations          $(0.09)         $  0.06      $ 0.81       $ 0.54        $(0.29)
Distributions to shareholders:
 Net investment income                                         (0.24)           (0.48)      (0.52)       (0.54)        (0.22)
 In excess of net investment income                                -                -           -            -         (0.01)
                                                              ------          -------      ------       ------        ------
Net increase (decrease) in net asset value                    $(0.33)         $ (0.42)     $ 0.29       $    -        $(0.52)
                                                              ------          -------      ------       ------        ------
Net asset value, end of period                                $ 8.56          $  8.89      $ 9.31       $ 9.02        $ 9.02
                                                              ======          =======      ======       ======        ======
Total return*                                                  (1.07)%           0.60%       9.12%        6.13%        (3.00)%
Ratio of net expenses to average net assets+                    2.36%**          1.86%       1.90%        2.05%         2.18%**
Ratio of net investment income to average net assets+           5.34%**          5.17%       5.58%        5.83%         5.79%**
Portfolio turnover rate                                           61%**            46%         44%          48%           39%
Net assets, end of period (in thousands)                      $8,483          $10,369      $8,515       $4,588        $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   2.33%**          1.83%       1.89%        1.92%         2.13%**
 Net investment income                                          5.37%**          5.20%       5.59%        5.96%         5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99 (unaudited)
------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Bond Fund

------------------------------------------------------------------------------

------------------------------------------------------------------------------

B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $17,382 in underwriting commissions on the sale of fund shares for the six months ended December 31, 1999.

D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99 (unaudited)
--------------------------------------------------------------------------------

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1999, $78,608 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $28,949 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $62,207 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For the six months ended December 31, 1999, CDSCs in the amount of $244,301 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended December 31, 1999, the Fund's expenses were reduced by $16,065 under such arrangements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Bond Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares










*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer Logo]


 Pioneer Investment Management, Inc.
 60 State Street                          7315-00-0200
 Boston, Massachusetts 02109          (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com                 [Recycle symbol] Printed on Recycled Paper